Exhibit 99.1

vertro™

NASDAQ:VTRO

Safe harbor and use of non-GAAP financial measures

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan," "intend," "believe" or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro's reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including (i) economic changes, (ii) changes in the Internet industry generally, (iii) timing and success of corporate strategy, (iv) development and success of new products in the market, and (v) our relationship with Google, who accounts for a significant portion of our revenue, and, accordingly, Vertro's actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein. Our agreement with Google has a two year term that expires on December 31, 2010; if we are unable to renew our agreement with Google or we renew our agreement on less favorable terms, we will likely experience a decline in revenue and our business operations may be significantly harmed. The Company does not comment on the status or substance of any contract negotiations. Any renewal or material development with respect to our Google agreement will be communicated by us in a Regulation FD compliant manner."

This presentation contains certain non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

vertro™

VERTRO OWNS AND OPERATES THE alOt PRODUCT PORTFOLIO

We market browser based toolbar and homepage products…


Enter search term...
Web Search
75°
YouTube
facebook
Add App
home
BHG recipe saver

…which feature proprietary and third party apps


Maps
Maps
Find Location
Address:
To Do
To Do List
1. Visit alot.com
3. Get milk
Add new item
Weather
Weather
New York, NY
Wednesday
High: 90°
Low: 77°
Hourly Forecast
Radio
ALOT Radio Player
Hide Radio
Powered by radiotime
You're listening to:
ALOT Radio
88.3 | Jazz88 FM (Public)
MUSIC
TALK
LOCAL
FAVORITES
HISTORY
SEARCH
HELP

vertro™

There are hundreds of versions of our toolbars and homepages…


Gardening
Arcade Games
Boxing
Card Games
Country Music
Quiz
Fashion
Arts & Crafts
Books
Movies
Shopping
Politics
Fishing
Travel
Wedding
Health
Horoscopes
Finance
Casual Games
Video Games
Celebrity
Recipes
Comic Book
Fitness

vertro™

...all of which are customizable through our app marketplace



alOt apps for your PC
Add App
Manage Apps
Find all your favorites Apps!
SEARCH
Categories
Installation Successful!
Now let's have some fun!
Click "Add" on any of the Apps below.
Staff Favorites
Facebook
Mahjong
The Bookshelf App
Top 10 Games
All Apps
ESPN
World Radio
The Bookshelf App
CNN
Diet Guide & Meals
Expedia Booking
Dictionary
Horoscopes
Readability
Ebay Bidding
Recipes
History Channel
About ALOT

Graphic shown is for our new app marketplace at www.alot.com; not all ALOT users customize their products through this interface

vertro™

We have an expanding global toolbar user base


Toolbar users
Live Toolbar Users (millions)
10.0
8.0
6.0
4.0
2.0
0.0
4.4
4.7
5.3
4.7
6.1
7.0
9.0
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

Source: Internal statistics; live users are defined as the number of unique toolbar users active on the Internet in the last 15 days of each period

vertro™

We have an expanding global homepage user base


Homepage users
Monthly Absolute Unique Visitors (millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.1
4.4
4.7
4.8
5.5
5.7
6.2
7.3
7.6
Jan'10
Feb'10
Mar'10
Apr'10
May'10
Jun'10
Jul'10
Aug'10
Sep'10

Source: Google Analytics: 'Absolute Unique Visitors' report

Our users conduct high volumes of type in search…



Search queries (millions)
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
ALOT - Region 1
ALOT - Rest of World
Legacy brand
162.0
43.8
21.4
96.8
165.5
35.0
27.9
102.6
216.3
23.3
71.4
121.6
231.9
17.2
74.7
140.1
246.5
11.7
82.9
151.9
250.4
8.1
87.6
154.7
324.5
5.8
144.2
174.5
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

Source: Internal statistics; total quarterly search volumes across all products; Q4'09 breakdowns don't match the total due to rounding; 'Region One' relates to users in the U.S., Canada, U.K., Ireland, Australia and New Zealand

vertro™

…which we monetize through the world's leading search engines


Web Search
Images
News
Shopping
Videos
more
Credit Card
Search
powered by

We also generate revenue through ecommerce and sponsored apps



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Search eBay for: ipod touch, cricut cartridge, iphone, ipod, coach, laptop, xbox 360, wii



76°
New York, NY
°F | °C
Mostly Sunny
Wind: ENE at 5 MPH
Humidity: 55%
Last updated: 10:56 AM
76°
High: 85°
Low: 72°
Wednesday
High: 90°
Low: 75°
Thursday
High: 91°
Low: 68°
Friday
High: 88°
Low: 68°
Hourly Forecast
Extended 15-Day Forecast
Warm, Dry Conditions Expected at Wimbledon
powered by AccuWeather.com

vertro™

We enjoyed a rapid return to profitability since the sale of our MIVA Media ad network in March 2009



Revenue
EBITDA
Adjusted EBITDA
GAAP net income (loss)
$ Millions
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
$6.0
($3.4)
($3.2)
($3.9)
$7.4
($1.6)
($1.4)
($1.8)
$8.0
$0.4
$0.3
$0.8
$8.1
$0.5
$0.4
$0.5
$8.5
$0.2
$0.5
$0.2
$9.8
$0.4
$0.4
$0.4
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

vertro™

We believe we can increase revenue without significant increases in OpEx (excl. customer acquisition costs)



Revenue
Customer acquisition costs
OpEx (excl. customer acquisition costs)
$ Millions
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

vertro™

KEY TAKEAWAYS FOR INVESTORS

We are leveraging the fastest growing segment of online advertising


% of total U.S. Internet ad revenue 2007-2009
%
50
45
40
35
30
25
20
15
10
5
0
2007
2008
2009
Search Advertising
Display Banners
Classifieds
Rich media and digital video
Lead generation
Sponsorships

Source: IAB / PwC

vertro™

We have only just begun to exploit opportunities for global expansion

Available in 6 languages | **Marketed in 20 countries** | **Users in 200+ countries**


1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
ALOT live toolbar users (Brazil)
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Brazilian toolbar user growth

Source: Internal statistics; live users are defined as the number of unique toolbar users active on the Internet over a 15 day trailing period

vertro™

Our affinity focus presents significant opportunities for ad sales & ecommerce


Gardening
Arcade Games
Boxing
Card Games
Country Music
Quiz
Fashion
Arts & Crafts
Books
Movies
Shopping
Politics
Fishing
Travel
Wedding
Health
Horoscopes
Finance
Casual Games
Video Games
Celebrity
Recipes
Comic Book
Fitness

vertro™

There is an extensive global community of app developers for us to leverage



alOt
apps for your PC
Add App
Manage Apps
Categories
Installation Successful!
Now let's have some fun!
Click "Add" on any of the Apps below.
Staff Favorites
Facebook
Mahjong
The Bookshelf App
Top 10 Games
All Apps
ESPN
World Radio
The Bookshelf App
CNN
Diet Guide & Meals
Expedia Booking
Dictionary
Horoscopes
Readability
Ebay Bidding
Recipes
History Channel
About ALOT

vertro™

We have reported positive metrics since completing our turnaround

- Revenue growth for the last five reported quarters
  - Revenue increased 15% Q3'10 vs. Q2'10
- Positive EBITDA / Adjusted EBITDA since Q4'09
- $7.1 mm in cash 9/30/10, up from $5.9 mm 6/30/10
- No debt and an untapped credit line of up to $5mm with Bridge Bank NA
- Increased Toolbar users by 70% from Q3'09 to Q3'10
- Increased search queries by 50% from Q3'09 to Q3'10

vertro™

vertro™

NASDAQ:VTRO